                                                                    EXHIBIT 10.4



                             POINTSHARE CORPORATION
                             ----------------------

             1998 AMENDED AND RESTATED DIRECTORS' STOCK OPTION PLAN
             ------------------------------------------------------

                         (as amended February 16, 2000)


     1.  Purposes of the Plan.  The purposes of this 1998 Amended and Restated
         --------------------
Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be nonstatutory stock options.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Board" shall mean the Board of Directors of the Company.
               -----

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

          (c) "Common Stock" shall mean the Common Stock of the Company.
               ------------

          (d) "Company" shall mean Pointshare Corporation, a Delaware
               -------
corporation.

          (e) "Continuous Status as a Director" shall mean the absence of any
               -------------------------------
interruption or termination of service as a Director.

          (f)  "Control Transaction" means:
                -------------------

          (i) any merger, consolidation, or statutory or contractual share exchange in which there is no group of persons who held a majority of the outstanding Common Stock immediately prior to the transaction who continue to hold, immediately following the transaction, at least a majority of the combined voting power of the outstanding shares of that class of capital stock (herein,

"Voting Stock") which ordinarily (and apart from rights accruing under special
-------------
circumstances) has the right to vote in the election of directors of the Company (or of any other corporation or entity whose securities are issued in such transaction wholly or partially in exchange for Common Stock);

          (ii)   any liquidation or dissolution of the Company;

          (iii) any transaction (or series of related transactions) involving the sale, lease, exchange or other transfer not in the ordinary course of business of all, or substantially all, of the assets of the Company; or

          (iv) any transaction (or series of related transactions) in which any person (including, without limitation, any natural person, any corporation or other legal entity, and any person as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, other than the Company or any employee benefit plan sponsored by the Company):

          (A) purchases any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer subject to the requirements of the Exchange Act, or

          (B) directly or indirectly becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company which, when aggregated with such person's beneficial ownership prior to such transaction, either (x) represent 30% or more (50% or more if the Company is not then subject to the requirements of the Exchange Act) (the "Control Percentage") of the
                                               ------------------
combined voting power of the then outstanding Voting Stock of the Company, or
(y) if such person's beneficial ownership prior to such transaction already exceeded the applicable Control Percentage, result in an increase in such holder's beneficial ownership percentage (all such percentages being calculated as provided in Rule 13d-3(d) under the Exchange Act with respect to rights to acquire the Company's securities).

          All references in this definition to specific sections of or rules promulgated under the Exchange Act shall apply whether or not the Company is then subject to the requirements of the Exchange Act.

          (g) "Director" shall mean a member of the Board.
               --------

          (h) "Employee" shall mean any person, including any officer or
               --------
director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as
               ------------
amended.

          (j) "Fair Market Value" means, as of any date, the fair market value
               -----------------
of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is quoted on the Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (jj) "IPO Effective Date" shall mean the effectiveness date of a
                ------------------
registration statement under the Securities Act of 1933 relating to the Company's initial public offering of securities.

          (k) "Option" shall mean a stock option granted pursuant to the Plan.
               ------
All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

          (l) "Optioned Stock" shall mean the Common Stock subject to an Option.
               --------------

          (m) "Optionee" shall mean an Outside Director who receives an Option.
               --------

          (n) "Outside Director" shall mean a Director who is not an Employee.
               ----------------

          (o) "Parent" shall mean a "parent corporation," whether now or
               ------
hereafter existing, as defined in Section 424(e) of the Code.

          (p) "Plan" shall mean this 1998 Amended and Restated Directors' Stock
               ----
Option Plan.

          (q) "Share" shall mean a share of the Common Stock, as adjusted in
               -----
accordance with Section 11 of the Plan.

          (r) "Stock Exchange" means any stock exchange or consolidated stock
               --------------
price reporting system on which prices for the Common Stock are quoted at any given time.

          (s) "Subsidiary" shall mean a "subsidiary corporation," whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 11 of
         -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 700,000 Shares (the "Pool") of Common Stock. The Shares may
                                       ----
be authorized, but unissued, or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

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     4.  Administration of and Grants of Options under the Plan.
         ------------------------------------------------------

          (a) Administrator.  Except as otherwise required herein, the Plan
              -------------
shall be administered by the Board.

          (b) Procedure for Grants.  All grants of Options hereunder shall be
              --------------------
automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

              (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

              (ii) Each Outside Director who has not previously been granted an Option under this Plan shall be automatically granted an Option to purchase Shares (the "First Option") as follows: (A) with respect to persons who are
             ------------
Outside Directors on May 5, 1998 (the "Plan Effective Date"), 25,000 Shares on
                                       -------------------
the Plan Effective Date and (B) with respect to any other person, 25,000 Shares on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy.

              (iii) Prior to the IPO Effective Date, after the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 10,000 Shares (a "Subsequent
                                                              ----------
Option") on each anniversary date of the Plan Effective Date, provided that, on such date, he or she is serving on the Board and shall have served on the Board for at least six (6) months prior to such anniversary date. Following the IPO Effective Date, the Subsequent Option shall be granted on the date of each Annual Meeting of the Company's stockholders immediately following which such Outside Director is serving on the Board, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting.

              (iv) Notwithstanding the provisions of subsections (b) and (c) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

              (v)    Notwithstanding the provisions of subsections (ii) and
(iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan shall be conditioned upon obtaining such stockholder approval of the Plan.

                  (vi) The terms of each First Option granted hereunder shall be as follows:

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          (A) the First Option shall be exercisable only while the Outside
Director remains a Director of the Company, except as set forth in Section 9 hereof;

          (B) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option, determined in accordance with Section 2(j) hereof;

          (C) the First Option for Outside Directors who are Directors on the Plan Effective Date shall vest immediately as to 50% of the Shares subject to the First Option and the remaining Shares subject to the First Option shall vest on the first anniversary of the date of grant of the First Option.

          (D) the First Option for Outside Directors who become Directors after the Plan Effective Date shall vest in accordance with the following schedule:
1/3rd of the Shares subject to the First Option shall vest on the first anniversary of the date of grant, 1/3rd of the Shares subject to the First Option shall vest on the second anniversary of the date of grant and the remaining 1/3rd of the Shares subject to the First Option shall vest on the third anniversary of the date of grant of the First Option; provided, however, that as to any First Option granted prior to February 16, 2000, the vesting schedule shall be as follows: 25% of the Shares subject to the First Option shall be immediately vested on the date of grant; 25% of the Shares subject to the First Option whall vest on the first anniversary of the date of grant and the remaining 50% of the Shares subject to the First Option shall vest on the second anniversary of the date of grant.

               (vii) The terms of each Subsequent Option granted hereunder shall be as follows:

          (A) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof;

          (B) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option, determined in accordance with Section 2(j) hereof; and

          (C) the Subsequent Option shall vest as to 100% of the Shares subject to the Subsequent Option on the first anniversary of the date of grant.

          (c) Powers of the Board.  Subject to the provisions and restrictions
              -------------------
of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 2(j) of the Plan, the Fair Market Value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (d) Effect of Board's Decision.  All decisions, determinations and
              --------------------------
interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          (e) Suspension or Termination of Option.  If the President or his or
              -----------------------------------
her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

     5.   Eligibility.  Options may be granted only to Outside Directors.  All
          -----------
Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6.   Term of Plan; Effective Date.  The Plan shall become effective upon
          ----------------------------
approval of the Board of Directors and shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7.   Term of Options.  The term of each Option shall be ten (10) years from
          ---------------
the date of grant thereof.

     8.   Exercise Price and Consideration
          --------------------------------

          (a) Exercise Price.  The per Share exercise price for the Shares to be
              --------------
issued pursuant to exercise of an Option shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

          (b) Form of Consideration.  The consideration to be paid for the
              ---------------------
Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

     9.  Exercise of Option
         ------------------

         (a) Procedure for Exercise; Rights as a Stockholder.  Any Option
             -----------------------------------------------
granted hereunder shall be exercisable at such times as are set forth by (i) the Administrator with respect to Options granted prior to the IPO Effective Date and (ii) subject to Section 4(b) hereof with respect to Options granted after the IPO Effective Date; provided, however, that after the IPO Effective Date, no Options shall be exercisable prior to any stockholder approval of the Plan in accordance with Section 17.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b)   Termination of Status as a Director.  If an Outside Director
               -----------------------------------
ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

         (c)   Disability of Optionee.  Notwithstanding Section 9(b) above, in
               ----------------------
the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination.

Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.  In the event of the death of an Optionee
              -----------------
during the period of Continuous Status as a Director since the date of grant of the Option, or within thirty (30) days following termination of Optionee's Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise Shares that are not subject to repurchase that had accrued at the date of death or, if earlier, the date of termination of Optionee's Continuous Status as a Director. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     10.  Nontransferability of Options.  The Option may not be sold, pledged,
          -----------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder); provided, however, that after the IPO Effective Date Options shall be transferable under the terms and conditions as established by the Administrator to the following recipients: a family trust established by the Optionee, a family limited partnership established by the optionee, a member of the Optionee's immediate family or a partnership or other entity of which Optionee is a general partner or in which optionee plays a similar managerial role. Any such transfer shall be subject to the applicable laws. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section 10.

     11.  Adjustments Upon Changes in Capitalization, Merger or Certain Other
          -------------------------------------------------------------------
Transactions.
------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, the number of Shares specified in Section 4(b), and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

          (c) Control Transaction.  In the event of a Control Transaction, each
              -------------------
outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation"), unless the Successor Corporation does
                  ---------------------
not agree to assume outstanding Options or to substitute an equivalent option, in which case such Option shall terminate upon the consummation of the transaction.

              (i) In the event of a Control Transaction, the Company shall provide each Optionee with notice of the pendency of such Control Transaction
(A) at least thirty (30) days prior to the expected date of consummation of such Control Transaction if such Control Transaction has been approved or recommended by the Board, or (B) promptly after the Board becomes aware of the pendency or occurrence of a proposed or completed Control Transaction that has not been approved or recommended by the Board, provided, however, that in the case of either (A) or (B) such notice may be given within such lesser period of time prior to the expected date of the consummation of such Control Transaction as necessary to assure that Optionees are not provided with material nonpublic information with respect to such Control Transaction solely by operation of the notice requirement in this Section 11(c)(i).

              (ii) Each Optionee shall be entitled to exercise the vested portion of the Option at any time prior to consummation of a Control Transaction. In addition, the vesting of each outstanding Option shall be accelerated such that all of the unvested Optioned Stock shall be fully vested upon consummation of the Control Transaction conditioned upon the Optionee remaining in Continuous Status as a Director of the Company through the date of such consummation.

              (iii) In the event of a Control Transaction, any exercise may be made contingent upon consummation of a Control Transaction if so elected by the Optionee in his or her notice of exercise, and must be made contingent upon such consummation with respect to any portion of an Option entitled to accelerated vesting under the Section 11(c)(i) or (ii) above.

          (d) Certain Distributions.  In the event of any distribution to the
              ---------------------
Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

     12.   Time of Granting Options. The date of grant of an Option shall, for
           ------------------------
all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13.   Amendment and Termination of the Plan
           -------------------------------------

           (a)  Amendment and Termination. The Board may amend or terminate the
                -------------------------
Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3
-------- ---
under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Section 4 of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

           (b) Effect of Amendment or Termination.  Any such amendment or
               ----------------------------------
termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14.   Conditions Upon Issuance of Shares. Shares shall not be issued
           ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15.   Reservation of Shares.  The Company, during the term of this
           ---------------------
Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.   Option Agreement. Options shall be evidenced by written option
           ----------------
agreements in such form as the Board shall approve.

     17.   Stockholder Approval.  If required by the applicable laws,
           --------------------
continuance of the Plan shall be subject to approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under the applicable laws. Options may be granted, but not exercised, before such stockholder approval.